UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2013

SOLARIS POWER CELLS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53982	46-3386352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3111 E. Taqhuitz Way, Palm Springs, California, 92262
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 760-600-5272

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

On November 27, 2013 our directors adopted an equity incentive plan (the “Plan”), the purpose of which is to attract and retain the types of employees, consultants and directors who will contribute to our long range success, to provide incentives that align the interests of employees, consultants and directors with those of our shareholders and to promote the success of our business. The Plan will be administered initially by our board of directors, who will be authorized to grant shares or options to acquire up to a total of 10,000,000 shares of our common stock.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

10.1	2013 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARIS POWER CELLS, INC.

By:	/s/Vincent Palmieri
Authorized Signatory

November 29, 2013